UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 27, 2025

Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)
(785)
575-6300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously announced on November 8, 2024, Matt Gummig was appointed to serve as Interim Controller and Chief Accounting Officer and assumed the principal accounting officer responsibilities of the Evergy Companies, effective as of December 1, 2024.
On March 24, 2025, Evergy’s Board of Directors elected Mr. Gummig to serve as Vice President, Chief Accounting Officer and principal accounting officer of Evergy, effective April 2, 2025. Mr. Gummig will hold the same positions with Evergy Kansas Central and Evergy Metro, as well as with the other main utilities in the Evergy group. In connection with his promotion, Mr. Gummig entered into an offer letter with the Company, which provides him with a compensation package initially consisting of the following:

•
Mr. Gummig will receive an annual base salary of $240,000. Mr. Gummig will also participate in Evergy’s annual incentive plan, with an initial target award equal to 40% of his base salary, and in Evergy’s long-term incentive plan, with an initial target grant date award equal to 50% of his base salary.

•
In recognition of Mr. Gummig’s acceptance of the position, Mr. Gummig will receive time-based restricted stock units (“RSUs”) with a grant date fair market value equal to $100,000, which units will vest on the third anniversary of the grant date, in accordance with Evergy’s standard time-based RSU agreement.

•
Mr. Gummig will be eligible to enter into Evergy’s standard form of change-in-control
severance agreement (the “CIC Agreement”) and Executive Severance Plan (the “Severance Plan”), as amended from time to time, subject to the terms of the CIC Agreement and the Severance Plan, and be eligible to receive the severance benefits thereunder.

•	Mr. Gummig will also be eligible to participate in Evergy’s general benefit plans (e.g., 401(k) plan and health and welfare plans), as well as Evergy’s nonqualified deferred compensation plan.
Evergy also previously entered into an indemnification agreement with Mr. Gummig in the same form as has been entered into with other officers. The indemnification agreement provides indemnification to the extent allowed under Missouri law. Mr. Gummig will not receive any separate compensation for his services at Evergy’s subsidiaries.
Information regarding Mr. Gummig’s background and business experience was included in the Company’s Form
8-K
filed with the Securities and Exchange Commission on November 8, 2024, and is incorporated by reference herein.
Other than the foregoing matters, there are no arrangements or understandings between Mr. Gummig and any other person pursuant to which he was selected as an officer, other than those set forth in the offer letter. In addition, there are no contracts between the Company and Mr. Gummig, no family relationships between Mr. Gummig and any director or executive officer of Evergy, and Mr. Gummig has not been party to any related person transactions with Evergy.
The foregoing summary of the offer letter is qualified in its entirety by reference to the full text of the offer letter that is attached as Exhibit 10.1 and is incorporated herein by reference. Additionally, a copy of the form of CIC Agreement, a copy of the Severance Plan and a copy of the form of indemnification agreement were previously filed as Exhibit 10.20 to Evergy’s
Form 10-K
for the year ended December 31, 2023, as Exhibit 10.1 to Evergy’s
Form 10-Q for
the quarter ended September 30, 2019 and as Exhibit 10.2 to Evergy’s
Form 10-Q for
the quarter ended September 30, 2018, respectively.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated March 21, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ W. Bryan Buckler
W. Bryan Buckler
Executive Vice President and Chief Financial Officer

Evergy Kansas Central, Inc.

/s/ W. Bryan Buckler
W. Bryan Buckler
Executive Vice President and Chief Financial Officer

Evergy Metro, Inc.

/s/ W. Bryan Buckler
W. Bryan Buckler
Executive Vice President and Chief Financial Officer
Date: March 2
7
, 2025